                         BANC OF AMERICA SECURITIES LLC


                                                          [BANK OF AMERICA LOGO]


--------------------------------------------------------------------------------

RMBS NEW ISSUE TERM SHEET

AAMES MORTGAGE TRUST 1999-2
$400,000,000
MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-2
CLASSES A-F, A-V1 AND A-V2



AAMES CAPITAL CORPORATION
SPONSOR AND SERVICER



OCTOBER 29, 1999

--------------------------------------------------------------------------------





BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
AAMES MORTGAGE TRUST 1999-2
Class A-F, A-V1 & A-V2 Certificates
$400,000,000 (approximate)
--------------------------------------------------------------------------------

                                                         OFFERED CERTIFICATES
------------------------------------------------------------------------------------------------------------------------------------
                                                AVERAGE    AVERAGE                PRINCIPAL    PRINCIPAL     FINAL          FINAL
                     EXPECTED                    LIFE        LIFE     MODIFIED     WINDOW       WINDOW     SCHEDULED        LEGAL
          CLASS       RATINGS    APPROXIMATE  (YEARS) TO  (YEARS) TO  DURATION  (TO MATURITY)  (TO CALL)  DISTRIBUTION  DISTRIBUTION
CLASS  DESCRIPTION  S&P/MOODY'S     SIZE         MAT.        CALL     (YEARS)     IN MONTHS    IN MONTHS      DATE          DATE
------------------------------------------------------------------------------------------------------------------------------------
 A-F        PT        AAA/Aaa    229,500,000     3.58        3.27       2.78       1 - 215      1 - 94     10/15/2029    12/15/2029
------------------------------------------------------------------------------------------------------------------------------------
A-V1        PT        AAA/Aaa    155,000,000     2.91        2.72       2.31       1 - 195      1 - 94     11/15/2029    12/15/2029
------------------------------------------------------------------------------------------------------------------------------------
A-V2        PT        AAA/Aaa    15,500,000      2.91        2.72       2.32       1 - 195      1 - 94     11/15/2029    12/15/2029
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIXED RATE CERTIFICATES:

1.  Class A-F is backed by the Fixed Rate Group.

2. Receives a fixed rate of interest monthly beginning December 15, 1999. The interest accrual period is the calendar month preceding the month in which a distribution date occurs. Interest is calculated on a 30/360 day basis.

3.  The interest distribution amount is subject to an available funds cap.

4. Pricing speed: 120% of Prepayment Curve (PPC), where 100% PPC is equal to 4.0% CPR in month 1, and an additional 1.4545% in each month thereafter until month 12; on and thereafter, 20% CPR.

5.  Priced to maturity.

--------------------------------------------------------------------------------
ADJUSTABLE RATE CERTIFICATES:

1. Class A-V1 is backed by the Adjustable Rate Group I and Class A-V2 is backed by the Adjustable Rate Group II.

2. Receives a variable rate of interest monthly beginning December 15, 1999. The interest accrual period is the period from the prior distribution date (or in case of the first distribution date from the closing date) to and including the day before the applicable distribution date. Interest is calculated on an actual/360 day basis. Certificate coupon rates reset monthly to One-Month LIBOR plus their respective margins.

3. Interest distribution amount is subject to the lesser of an available funds cap and 14%.

4. If the Optional Termination is not exercised the respective margins on Certificates will double.

5.  Pricing speed: 27% CPR beginning in month 1.

6.  Priced to call.

--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
AAMES MORTGAGE TRUST 1999-2
Class A-F, A-V1 & A-V2 Certificates
$400,000,000 (approximate)
--------------------------------------------------------------------------------

                                SUMMARY OF TERMS
                                ----------------

ISSUER:                      Aames Mortgage Trust 1999-2

SPONSOR/SERVICER:            Aames Capital Corporation, a California corporation
                             and a wholly owned subsidiary of Aames Financial
                             Corporation.

BACKUP
SERVICER:                    Fairbanks Capital Corp.

TRUSTEE:                     Bankers Trust Company of California, N.A.

RATING
AGENCIES:                    S&P and Moody's

CERTIFICATE
INSURER: Financial Security Assurance Inc. ("FSA"). FSA claims paying ability is rated "AAA" by S&P and "Aaa" by Moody's.

CERTIFICATE
INSURANCE POLICY:            The certificate guaranty insurance policy (the
                             "Certificate Insurance Policy") will provide 100% coverage of timely interest due on the certificates and ultimate principal payments due on the certificates on or prior to the final legal distribution date.

UNDERWRITERS:                BANC OF AMERICA SECURITIES LLC (Lead and Book
                             Manager), Greenwich Capital Markets, Inc. and
                             Lehman Brothers

EXPECTED
PRICING DATE:                Week of October 25, 1999

EXPECTED
CLOSING DATE:                November 18, 1999

DISTRIBUTION
DATE: The 15th of each month (or next succeeding business day), beginning December 15, 1999.

CLEARING:                    DTC, Euroclear or CEDEL.

STATISTICAL
CALCULATION DATE:            October 1, 1999

CUT-OFF DATE:                November 1, 1999

OPTIONAL
TERMINATION:                 On any Distribution Date when the aggregate of the
                             outstanding principal balances of the Mortgage
                             Loans in the Mortgage Pool as of such Distribution
                             Date is less than 10% of the sum of such balances as of the Cut-off Date and any prefunding amounts, the holder of the residual interests may purchase from the Trust all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan held by the Trust and thereby effect an early retirement of the Certificates.

DENOMINATIONS:               $1,000 minimum and in integral multiples of $1 in
                             excess thereof.

TAX STATUS:                  REMIC Election.

ERISA: ERISA eligible. Prospective investors that are pension plans should consult their own counsel with respect to an

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
AAMES MORTGAGE TRUST 1999-2
Class A-F, A-V1 & A-V2 Certificates
$400,000,000 (approximate)
--------------------------------------------------------------------------------

                             investment in the Offered Certificates.

SMMEA: The Offered Certificates WILL NOT constitute "mortgage related securities" for purposes of SMMEA.

CLASS A-F CERTIFICATE
INTEREST:                    o Interest accrues during the month prior to the
                             related Distribution Date on a 30/360 basis at the respective fixed pass-through rate, interest is paid monthly on the Distribution Date.

                             o The Class A-F pass-through rate will be equal to the lesser of (i) the Class A-F Certificate rate established at pricing and (ii) the Fixed Rate Group Available Funds Cap.

                             o The Fixed Rate Group Available Funds Cap will be, with respect to any Distribution Date, the per annum rate equal to the percentage obtained by (I) dividing (x) the amount of interest that accrued on the Mortgage Loans in the Fixed Rate Group in respect of the related Interest Period at the related Mortgage Interest Rates applicable to Monthly Payments due on such Mortgage Loans during such Interest Period, reduced by (i) the Expense Fee for the Mortgage Loans in the Fixed Rate Group for such Interest Period, (ii) the Certificate Insurer Premium Fee based off of the Certificate balance attributable to the Fixed Rate Group for the related Distribution Date and (iii) the Mortgage Insurance Premium Fee attributable to certain Mortgage Loans in the Fixed Rate Group for the related Distribution Date by (y) the product of
                             (i) the Fixed Rate Group balance as of the first day of such interest period and (ii) 1/12 and (II) multiplying the result by 100.

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
AAMES MORTGAGE TRUST 1999-2
Class A-F, A-V1 & A-V2 Certificates
$400,000,000 (approximate)
--------------------------------------------------------------------------------

CLASS A-V1 AND CLASS A-V2
CERTIFICATE INTEREST:

                             o Interest accrues from the prior distribution date (or in case of the first distribution date from the closing date) to and including the day before the applicable distribution date on an actual/360 day basis.

                             o Class A-V1 and Class A-V2 coupon rates reset monthly to One Month LIBOR plus their respective margins subject to the Adjustable Rate Group I Available Funds Cap and Adjustable Rate Group II Available Funds Cap respectively.

                             o The Adjustable Rate Group I Available Funds Cap: with respect to any Distribution Date, the per annum rate equal to the lesser of (A) the percentage obtained by (I) dividing (x) the amount of interest that accrued on the Mortgage Loans in the Adjustable Rate Group I in respect of the related Interest Period at the related Mortgage Interest Rates applicable to Monthly Payments due on such Mortgage Loans during such Interest Period, reduced by (i) the Expense Fee for the Mortgage Loans in the Adjustable Rate Group I for such interest period, (ii) the Certificate Insurer Premium Fee based off of the Certificate balance attributable to the Adjustable Rate Group I for the related Distribution Date, (iii) the Mortgage Insurance Premium Fee attributable to certain mortgage loans in the Adjustable Rate Group I for the related Distribution Date, and (iv) after the twelfth Distribution Date one-twelfth of 0.50% of the Adjustable Rate Group I Balance as of the first day of the related Collection Period by (y) the product of (i) the Adjustable Rate Group I Balance as of the first day of such Interest Period, (ii) the actual number of days elapsed during such Interest Period divided by 360 and (II) multiplying the result by 100 and (B) 14%.

                             o The Adjustable Rate Group II Available Funds Cap: with respect to any Distribution Date, the per annum rate equal to the lesser of (A) the percentage obtained by (I) dividing (x) the amount of interest that accrued on the Mortgage Loans in the Adjustable Rate Group II in respect of the related Interest Period at the related Mortgage Interest Rates applicable to Monthly Payments due on such Mortgage Loans during such Interest Period, reduced by (i) the Expense Fee for the Mortgage Loans in the Adjustable Rate Group II for such interest period, (ii) the Certificate Insurer Premium Fee based off of the Certificate balance attributable to the Adjustable Rate Group II for the related Distribution Date, (iii) the Mortgage Insurance Premium Fee attributable to certain mortgage loans in the Adjustable Rate Group II for the related Distribution Date, and (iv) after the twelfth Distribution Date one-twelfth of 0.50% of the Adjustable Rate Group II Balance as of the first day of the related Collection Period by (y) the product of (i) the Adjustable Rate Group II Balance as of the first day of such Interest Period, (ii) the actual number of days elapsed during such Interest Period divided by 360 and (II) multiplying the result by 100 and (B) 14%.

                             o Supplemental Interest Amount: With respect to the Class A-V1 and Class A-V2 Certificates on any Distribution Date, the sum of (i) the positive excess, if any, of the amount of interest that would have accrued thereon during the related Interest Period calculated at the lesser of (x) One Month LIBOR plus the related margin and (y) 14%, over the amount of interest that did accrue thereon at the respective Class Pass-Through Rate and (ii) any Supplemental Interest Amount remaining unpaid from a prior Distribution Date (and, in the case of any Supplemental Interest Amount remaining unpaid from a prior Distribution Date, interest thereon calculated at the lesser of (x) One Month LIBOR plus the related margin and (y) 14%, to the extent lawful.) Payment of the Supplemental Interest Amount will be subordinated to all payments in the waterfall other than payments to the holder of the residual interests.

CERTIFICATE
PRINCIPAL:                   Class A-F will be paid down with principal
                             collected from the Fixed Rate Group.

                             Class A-V1 will be paid down with principal collected from the Adjustable Rate Group I.

                             Class A-V2 will be paid down with principal collected from the Adjustable Rate Group II.

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
AAMES MORTGAGE TRUST 1999-2
Class A-F, A-V1 & A-V2 Certificates
$400,000,000 (approximate)
--------------------------------------------------------------------------------

CREDIT
ENHANCEMENT:                 o 100% FSA Certificate Insurance Policy on Class
                             A-F, A-V1 and A-V2.

                             o Mortgage Guaranty Insurance Corporation ("MGIC") provides primary mortgage insurance on certain Mortgage Loans.

                             o Excess Spread: Fixed Rate Group         :  1.47%
                                              Adjustable Rate Group I  :  3.31%
                                              Adjustable Rate Group II :  2.76%
                               Based on the Statistical Calculation Date

                             o Overcollateralization Target Amounts:

                                 Fixed            Adjustable       Adjustable
                               Rate Group        Rate Group I     Rate Group II
                               ----------        ------------     -------------
                             Initial: 1.50%     Initial: 0.00%    Initial: 0.00%
                              Target: 4.50%      Target: 4.50%     Target: 4.50%
                              Floor: 0.50%       Floor: 0.50%      Floor: 0.50%

                             o The Overcollateralization levels will be subject to the performance of the Mortgage Loans in aggregate and triggers to be specified by FSA.

                             o Prepayment penalty fees collected.

                             o Cross-collateralized: The Fixed Rate Group, Adjustable Rate Group I and Adjustable Rate Group II are cross-collateralized such that no cash will be released to the holder of the residual interests until the Overcollateralization Target Amount has been reached for all three groups.

STEPDOWN DATE:               For each Loan Group, the later to occur of (x)
                             after the 30th Distribution Date and (y) the first
                             Distribution Date on which (i) the
                             Overcollateralization Target Amount has been met and (ii) the pool balance has been reduced to 50% of the sum of the aggregate of the Principal
                             Balances of the Mortgage Loans as of the Cut-off
                             Date and the original prefunding amount.

INITIAL MORTGAGE
LOANS: The statistical information presented in the Term Sheet regarding the Mortgage Pool is based on the Initial Mortgage Loans as of the Statistical Calculation Date. The Mortgage Pool consists primarily of conventional, fully-amortizing and balloon, first and second lien, fixed and adjustable rate closed end, one to four family residential mortgage loans. As of the Statistical Calculation Date, the Initial Mortgage Pool consisted of a total of 3,917 loans, which had an unpaid principal balance of $298,596,614.23 of which 2,494 are fixed rate Mortgage Loans and 1,423 (1,388 in Adjustable Rate Group I, and 35 in Adjustable Rate Group II) are adjustable rate Mortgage Loans. As of the Statistical Calculation Date, the Initial Mortgage Loans in the Fixed Rate Group had an Aggregate Principal Balance of $171,273,408.06 and the Initial Mortgage Loans in the Adjustable Rate Group I and Adjustable Group II had an Aggregate Principal Balance of $116,765,123.25 and $10,558,082.92 respectively.

ADDITIONAL LOANS/
PREFUNDING LOANS:            It is anticipated that certain additional fixed and
                             adjustable rate Mortgage Loans, in the amount of the difference between $403,494,923.85 and the total amount of the Initial Mortgage Loans in the Fixed Rate Group and Adjustable Rate Groups as of the Statistical Calculation Date, will be delivered to the Trust on or prior to the Closing Date or prior to the expiration of the Prefunding Period.

EXPENSE FEE:                 Fees associated with the Mortgage Loans total 52.5
                             basis points (50 basis points for Servicing Fee, 2.5 basis points for the Backup Servicer Fee).

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
AAMES MORTGAGE TRUST 1999-2
Class A-F, A-V1 & A-V2 Certificates
$400,000,000 (approximate)
--------------------------------------------------------------------------------

ADVANCING:                   The Servicer is obligated to make cash advances
                             with respect to delinquent payments of interest on any Mortgage Loan (to the extent described in the prospectus).

SOURCE FOR CALCULATION
OF ONE-MONTH LIBOR:          Dow Jones Telerate Service page 3750.

LIBOR DETERMINATION
DATE: One-Month LIBOR for each Interest Period shall be determined on the second business day preceding the first day of any Interest Accrual Period.

CONTACT:                     Banc of America Securities LLC

                             Mortgage Trading/Syndicate
                             (704) 386-7744  (704) 335-5904 (Fax)

                             Chris Hentemann
                             (email: chrishe@ncmi.com)

                             Alex Cha
                             (email: alex.i.cha@ncmi.com)

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
AAMES MORTGAGE TRUST 1999-2
Class A-F, A-V1 & A-V2 Certificates
$400,000,000 (approximate)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                                FIXED RATE GROUP

SUMMARY
                                                                    TOTAL     MINIMUM      MAXIMUM
--------------------------------------------------------------------------------------------------
Statistical Calculation Date Aggregate Principal Balance   171,273,408.06
Number of Loans                                                     2,494
Average Original Loan Balance                                   68,720.70   10,000.00   412,000.00
Average Current Loan Balance                                    68,674.18    9,946.48   411,524.19
Weighted Average Combined Original LTV                             74.58%       6.20%       97.00%
Weighted Average Gross Coupon                                     10.118%      6.700%      16.670%
Weighted Average Remaining Term to Maturity (months)                  327          48          360
Weighted Average Original Term to Maturity (months)                   327          60          360
--------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                                            PERCENT OF STATISTICAL
                                                               CALCULATION DATE
                                  RANGE                       PRINCIPAL BALANCE
                                  -----                       -----------------
Fully Amortizing Mortgage Loans                                     99.86%
Balloon Mortgage Loans                                               0.14%

Lien Position                     First                             97.20%
                                  Second                             2.80%

Property Type                     Single Family Residence           87.50%
                                  2-4 Family Residence               8.45%
                                  Condominium                        3.40%
                                  Manufactured Housing               0.65%

Occupancy Status                  Owner Occupied                    93.29%
                                  Non-Owner Occupied                 6.71%

Geographic Distribution           California                        15.97%
(5% or greater)                   Florida                           11.10%
                                  Texas                              9.39%
                                  New York                           7.05%
                                  Michigan                           5.79%
                                  Hawaii                             5.61%

Largest Zip Code Concentration    96753                              0.73%

Delinquency                       30 - 59 days                       0.00%
----------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
AAMES MORTGAGE TRUST 1999-2
Class A-F, A-V1 & A-V2 Certificates
$400,000,000 (approximate)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                                FIXED RATE GROUP

CURRENT MORTGAGE LOAN PRINCIPAL BALANCES

                                                                                 PERCENT OF
     RANGE OF STATISTICAL                       STATISTICAL CALCULATION   STATISTICAL CALCULATION
       CALCULATION DATE           NUMBER OF          DATE AGGREGATE            DATE AGGREGATE
      PRINCIPAL BALANCES       MORTGAGE LOANS      PRINCIPAL BALANCE         PRINCIPAL BALANCE
      ------------------       --------------      -----------------         -----------------
$      0.01  to  $ 25,000.00          311           $  5,905,428.83                  3.45%
$ 25,000.01  to  $ 50,000.00          848             31,755,603.16                 18.54
$ 50,000.01  to  $ 75,000.00          572             35,139,644.69                 20.52
$ 75,000.01  to  $100,000.00          304             26,462,465.17                 15.45
$100,000.01  to  $150,000.00          284             34,479,138.36                 20.13
$150,000.01  to  $200,000.00           91             15,555,946.72                  9.08
$200,000.01  to  $250,000.00           45             10,098,550.86                  5.90
$250,000.01  to  $300,000.00           23              6,245,427.53                  3.65
$300,000.01  to  $350,000.00            9              2,969,274.27                  1.73
$350,000.01  to  $400,000.00            6              2,250,404.28                  1.31
$400,000.01  to  $450,000.00            1                411,524.19                  0.24
                               -----------------------------------------------------------
           TOTAL                    2,494           $171,273,408.06                100.00%

ORIGINAL TERMS TO MATURITY

                                                                              PERCENT OF
    RANGE OF                                 STATISTICAL CALCULATION   STATISTICAL CALCULATION
ORIGINAL TERMS TO              NUMBER OF          DATE AGGREGATE            DATE AGGREGATE
MATURITY (MONTHS)           MORTGAGE LOANS      PRINCIPAL BALANCE         PRINCIPAL BALANCE
-----------------           --------------      -----------------         -----------------
    49 to  60                       15           $    313,665.29                   0.18%
    61 to  72                        1                 15,700.00                   0.01
    73 to  84                        8                185,988.04                   0.11
    85 to  96                        1                 31,500.00                   0.02
   109 to 120                       39              1,412,442.39                   0.82
   133 to 144                        1                 38,350.61                   0.02
   169 to 180                      608             26,726,645.74                  15.60
   229 to 240                       57              2,242,751.25                   1.31
   289 to 300                        4                265,805.36                   0.16
   349 to 360                    1,760            140,040,559.38                  81.76
                            ------------------------------------------------------------
      TOTAL                      2,494           $171,273,408.06                 100.00%

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
AAMES MORTGAGE TRUST 1999-2
Class A-F, A-V1 & A-V2 Certificates
$400,000,000 (approximate)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                                FIXED RATE GROUP

REMAINING TERMS TO MATURITY

                                                                                            PERCENT OF
     RANGE OF                                              STATISTICAL CALCULATION   STATISTICAL CALCULATION
REMAINING TERMS TO                           NUMBER OF          DATE AGGREGATE            DATE AGGREGATE
 MATURITY (MONTHS)                        MORTGAGE LOANS      PRINCIPAL BALANCE         PRINCIPAL BALANCE
 -----------------                        --------------      -----------------         -----------------
     37 to  48                                    1            $     11,967.28                  0.01%
     49 to  60                                   14                 301,698.01                  0.18
     61 to  72                                    1                  15,700.00                  0.01
     73 to  84                                    8                 185,988.04                  0.11
     85 to  96                                    1                  31,500.00                  0.02
    109 to 120                                   39               1,412,442.39                  0.82
    133 to 144                                    1                  38,350.61                  0.02
    169 to 180                                  608              26,726,645.74                 15.60
    229 to 240                                   57               2,242,751.25                  1.31
    289 to 300                                    4                 265,805.36                  0.16
    349 to 360                                1,760             140,040,559.38                 81.76
                                          -----------------------------------------------------------
      TOTAL                                   2,494            $171,273,408.06                100.00%

TYPE OF MORTGAGED PROPERTIES

                                                                                            PERCENT OF
                                                           STATISTICAL CALCULATION   STATISTICAL CALCULATION
                                             NUMBER OF          DATE AGGREGATE            DATE AGGREGATE
            PROPERTY TYPE                 MORTGAGE LOANS      PRINCIPAL BALANCE         PRINCIPAL BALANCE
            -------------                 --------------      -----------------         -----------------
Single Family Residence                       2,189            $149,869,343.91                 87.50%
Two- to Four-Family Residence                   191              14,465,105.04                  8.45
Condominium Unit                                 90               5,827,173.95                  3.40
Manufactured Housing                             24               1,111,785.16                  0.65
                                          -----------------------------------------------------------
      TOTAL                                   2,494            $171,273,408.06                100.00%

OCCUPANCY STATUS OF MORTGAGE LOANS

                                                                                            PERCENT OF
                                                           STATISTICAL CALCULATION   STATISTICAL CALCULATION
                                             NUMBER OF          DATE AGGREGATE            DATE AGGREGATE
       OCCUPANCY STATUS                   MORTGAGE LOANS      PRINCIPAL BALANCE         PRINCIPAL BALANCE
       ----------------                   --------------      -----------------         -----------------
Owner Occupied/Primary Residence              2,260            $159,784,525.35                 93.29%
Non-Owner Occupied/Investment Property          234              11,488,882.71                  6.71
                                          -----------------------------------------------------------
      TOTAL                                   2,494            $ 171,273,408.06               100.00%

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
AAMES MORTGAGE TRUST 1999-2
Class A-F, A-V1 & A-V2 Certificates
$400,000,000 (approximate)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                                FIXED RATE GROUP

PURPOSE OF MORTGAGE LOANS

                                                                          PERCENT OF
                                         STATISTICAL CALCULATION   STATISTICAL CALCULATION
                           NUMBER OF          DATE AGGREGATE            DATE AGGREGATE
      PURPOSE           MORTGAGE LOANS      PRINCIPAL BALANCE         PRINCIPAL BALANCE
      -------           --------------      -----------------         -----------------
Rate/Term Refinance            426           $ 37,118,911.83                 21.67%
Cash Out Refinance           1,684            106,341,854.30                 62.09
Purchase                       384             27,812,641.93                 16.24
                        -----------------------------------------------------------
      TOTAL                  2,494           $171,273,408.06                100.00%

CURRENT MORTGAGE RATES

                                                                          PERCENT OF
                                         STATISTICAL CALCULATION   STATISTICAL CALCULATION
 RANGE OF MORTGAGE         NUMBER OF          DATE AGGREGATE            DATE AGGREGATE
   INTEREST RATES       MORTGAGE LOANS      PRINCIPAL BALANCE         PRINCIPAL BALANCE
   --------------       --------------      -----------------         -----------------
 6.501% to  7.000%               3           $    522,767.03                  0.31%
 7.001% to  7.500%              13              1,109,341.83                  0.65
 7.501% to  8.000%             110             10,003,996.50                  5.84
 8.001% to  8.500%             166             16,570,748.89                  9.68
 8.501% to  9.000%             230             20,352,925.34                 11.88
 9.001% to  9.500%             224             18,957,823.04                 11.07
 9.501% to 10.000%             323             25,322,431.58                 14.78
10.001% to 10.500%             293             18,332,214.81                 10.70
10.501% to 11.000%             294             18,283,046.99                 10.67
11.001% to 11.500%             225             12,290,121.17                  7.18
11.501% to 12.000%             218             11,587,748.48                  6.77
12.001% to 12.500%             131              6,499,879.09                  3.80
12.501% to 13.000%              82              3,807,772.15                  2.22
13.001% to 13.500%              49              2,253,977.63                  1.32
13.501% to 14.000%              46              2,134,442.99                  1.25
14.001% to 14.500%              31              1,191,704.71                  0.70
14.501% to 15.000%              35              1,407,239.29                  0.82
15.001% to 15.500%              13                449,317.57                  0.26
15.501% to 16.000%               5                114,347.58                  0.07
16.001% to 16.500%               2                 56,961.39                  0.03
16.501% to 17.000%               1                 24,600.00                  0.01
                        -----------------------------------------------------------
      TOTAL                  2,494           $171,273,408.06                100.00%

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
AAMES MORTGAGE TRUST 1999-2
Class A-F, A-V1 & A-V2 Certificates
$400,000,000 (approximate)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                                FIXED RATE GROUP

COMBINED ORIGINAL LOAN-TO-VALUE RATIOS

                                                                          PERCENT OF
  RANGE OF COMBINED                      STATISTICAL CALCULATION   STATISTICAL CALCULATION
      ORIGINAL             NUMBER OF          DATE AGGREGATE            DATE AGGREGATE
LOAN-TO-VALUE RATIOS    MORTGAGE LOANS      PRINCIPAL BALANCE         PRINCIPAL BALANCE
--------------------    --------------      -----------------         -----------------
  5.01% to  10.00%               4           $     83,879.33                  0.05%
 10.01% to  15.00%               4                121,543.86                  0.07
 15.01% to  20.00%              19                417,400.90                  0.24
 20.01% to  25.00%              18                513,717.71                  0.30
 25.01% to  30.00%              29              1,079,255.19                  0.63
 30.01% to  35.00%              33              1,164,764.15                  0.68
 35.01% to  40.00%              45              1,731,514.30                  1.01
 40.01% to  45.00%              40              1,903,714.87                  1.11
 45.01% to  50.00%              76              3,527,451.05                  2.06
 50.01% to  55.00%              86              4,340,364.85                  2.53
 55.01% to  60.00%             135              6,710,953.62                  3.92
 60.01% to  65.00%             266             13,480,453.44                  7.87
 65.01% to  70.00%             293             17,815,286.68                 10.40
 70.01% to  75.00%             444             29,326,869.63                 17.12
 75.01% to  80.00%             515             44,995,894.57                 26.27
 80.01% to  85.00%             164             14,655,577.92                  8.56
 85.01% to  90.00%             280             25,106,722.95                 14.66
 90.01% to  95.00%              40              4,064,392.11                  2.37
 95.01% to 100.00%               3                233,650.93                  0.14
                        -----------------------------------------------------------
       TOTAL                 2,494           $171,273,408.06                100.00%

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
AAMES MORTGAGE TRUST 1999-2
Class A-F, A-V1 & A-V2 Certificates
$400,000,000 (approximate)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                                FIXED RATE GROUP

STATE DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                          PERCENT OF
                                         STATISTICAL CALCULATION   STATISTICAL CALCULATION
                           NUMBER OF          DATE AGGREGATE            DATE AGGREGATE
       STATE            MORTGAGE LOANS      PRINCIPAL BALANCE         PRINCIPAL BALANCE
       -----            --------------      -----------------         -----------------
California                     269           $ 27,358,761.36                  15.97
Florida                        293             19,008,499.48                  11.10
Texas                          273             16,087,751.06                   9.39
New York                       153             12,068,939.56                   7.05
Michigan                       204              9,908,833.12                   5.79
Hawaii                          50              9,602,731.90                   5.61
Illinois                       101              6,824,381.19                   3.98
Ohio                           101              5,133,059.99                   3.00
Indiana                         97              5,105,165.02                   2.98
Pennsylvania                    88              4,584,351.40                   2.68
Iowa                            73              4,547,413.78                   2.66
Georgia                         69              4,213,725.04                   2.46
Louisiana                       75              3,819,728.23                   2.23
Missouri                        72              3,129,417.60                   1.83
Arizona                         57              2,952,088.24                   1.72
North Carolina                  42              2,855,765.94                   1.67
Tennessee                       44              2,833,091.49                   1.65
Colorado                        34              2,608,845.82                   1.52
New Jersey                      27              2,514,509.86                   1.47
Nevada                          33              2,452,645.70                   1.43
Montana                         23              2,136,433.29                   1.25
Wisconsin                       22              2,101,684.08                   1.23
Minnesota                       21              2,044,766.37                   1.19
Washington                      25              1,861,529.05                   1.09
Kentucky                        27              1,660,544.29                   0.97
Massachusetts                   23              1,639,234.88                   0.96
Oregon                          17              1,577,461.71                   0.92
Utah                            15              1,384,594.37                   0.81
Virginia                        15              1,256,408.81                   0.73
Kansas                          14              1,196,154.43                   0.70
Idaho                           18              1,004,751.76                   0.59
Connecticut                     12                917,769.93                   0.54
South Carolina                  20                898,543.36                   0.52
Mississippi                     19                773,997.45                   0.45
Oklahoma                        22                733,549.84                   0.43
Rhode Island                     9                611,712.98                   0.36
Maryland                        14                594,770.23                   0.35
District of Columbia             5                414,386.84                   0.24
New Mexico                       6                379,641.35                   0.22
Nebraska                         7                288,046.23                   0.17
West Virginia                    5                187,721.03                   0.11
                        ------------------------------------------------------------
      TOTAL                  2,494           $171,273,408.06                 100.00%

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
AAMES MORTGAGE TRUST 1999-2
Class A-F, A-V1 & A-V2 Certificates
$400,000,000 (approximate)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                             ADJUSTABLE RATE GROUP I

SUMMARY
                                                                     TOTAL     MINIMUM      MAXIMUM
---------------------------------------------------------------------------------------------------
Statistical Calculation Date Aggregate Principal Balance    116,765,123.25
Number of Loans                                                      1,388
Average Original Loan Balance                                    84,150.24   18,200.00   360,000.00
Average Current Loan Balance                                     84,124.73   18,194.90   359,513.37
Weighted Average Combined Original LTV                              78.09%      20.00%       95.00%
Weighted Average Gross Coupon                                      10.359%      5.190%      16.020%
Weighted Average Remaining Term to Maturity (months)                   358         178          360
Weighted Average Original Term to Maturity (months)                    359         180          360
Weighted Average Gross Margin                                       5.932%      2.550%       9.250%
Weighted Average Gross Lifetime Cap                                16.430%     11.190%      22.020%
Weighted Average Periodic Cap                                       1.016%      1.000%       1.500%
---------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                                             PERCENT OF STATISTICAL
                                                                CALCULATION DATE
                                 RANGE                         PRINCIPAL BALANCE
                                 -----                         -----------------
Fully Amortizing Loans                                               100.00%
Product Type                     6 Month LIBOR                         4.50%
                                 2/28 LIBOR                           78.17%
                                 3/27 LIBOR                           17.00%
                                 2/13 LIBOR                            0.33%

Lien Position                    First                               100.00%

Property Type                    Single Family Residence              85.79%
                                 2-4 Family Residence                  6.33%
                                 Condominium                           5.84%
                                 Manufactured Housing                  2.04%

Occupancy Status                 Owner Occupied                       96.70%
                                 Non-owner Occupied                    3.30%

Geographic Distribution          Florida                              11.20%
(5% or greater)                  California                            8.60%
                                 Ohio                                  5.90%
                                 Texas                                 5.75%
                                 Colorado                              5.39%

Largest Zip Code Concentration   96815                                 0.52%

Delinquency                      30 - 59 days                          0.00%
-----------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
AAMES MORTGAGE TRUST 1999-2
Class A-F, A-V1 & A-V2 Certificates
$400,000,000 (approximate)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                             ADJUSTABLE RATE GROUP I

CURRENT MORTGAGE LOAN PRINCIPAL BALANCES

                                                                                    PERCENT OF
      RANGE OF STATISTICAL                         STATISTICAL CALCULATION   STATISTICAL CALCULATION
        CALCULATION DATE             NUMBER OF          DATE AGGREGATE            DATE AGGREGATE
       PRINCIPAL BALANCES         MORTGAGE LOANS      PRINCIPAL BALANCE         PRINCIPAL BALANCE
       ------------------         --------------      -----------------         -----------------
$      0.01  to  $ 25,000.00              49           $  1,050,866.34                  0.90%
$ 25,000.01  to  $ 50,000.00             339             13,171,066.36                 11.28
$ 50,000.01  to  $ 75,000.00             368             22,802,472.43                 19.53
$ 75,000.01  to  $100,000.00             209             18,129,399.52                 15.53
$100,000.01  to  $150,000.00             277             33,522,716.78                 28.71
$150,000.01  to  $200,000.00              99             17,038,632.63                 14.59
$200,000.01  to  $250,000.00              40              8,849,444.99                  7.58
$250,000.01  to  $300,000.00               3                823,327.25                  0.71
$300,000.01  to  $350,000.00               3              1,017,683.58                  0.87
$350,000.01  to  $400,000.00               1                359,513.37                  0.31
                                  -----------------------------------------------------------
            TOTAL                      1,388           $116,765,123.25                100.00%

ORIGINAL TERMS TO MATURITY

                                                                                    PERCENT OF
           RANGE OF                                STATISTICAL CALCULATION   STATISTICAL CALCULATION
       ORIGINAL TERMS TO             NUMBER OF          DATE AGGREGATE            DATE AGGREGATE
       MATURITY (MONTHS)          MORTGAGE LOANS      PRINCIPAL BALANCE         PRINCIPAL BALANCE
       -----------------          --------------      -----------------         -----------------
          169 to 180                      13           $    942,046.24                  0.81%
          349 to 360                   1,375            115,823,077.01                  99.19
                                  -----------------------------------------------------------
            TOTAL                      1,388           $116,765,123.25                100.00%

REMAINING TERMS TO MATURITY

                                                                                    PERCENT OF
            RANGE OF                               STATISTICAL CALCULATION   STATISTICAL CALCULATION
       REMAINING TERMS TO            NUMBER OF          DATE AGGREGATE            DATE AGGREGATE
        MATURITY (MONTHS)         MORTGAGE LOANS      PRINCIPAL BALANCE         PRINCIPAL BALANCE
        -----------------         --------------      -----------------         -----------------
           169 to 180                     13           $    942,046.24                  0.81%
           349 to 360                  1,375            115,823,077.01                  99.19
                                  -----------------------------------------------------------
            TOTAL                      1,388           $116,765,123.25                100.00%

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
AAMES MORTGAGE TRUST 1999-2
Class A-F, A-V1 & A-V2 Certificates
$400,000,000 (approximate)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                             ADJUSTABLE RATE GROUP I

TYPE OF MORTGAGED PROPERTIES

                                                                                            PERCENT OF
                                                           STATISTICAL CALCULATION   STATISTICAL CALCULATION
                                             NUMBER OF          DATE AGGREGATE            DATE AGGREGATE
          PROPERTY TYPE                   MORTGAGE LOANS      PRINCIPAL BALANCE         PRINCIPAL BALANCE
          -------------                   --------------      -----------------         -----------------
   Single Family Residence                     1,191           $100,175,639.25                  85.79%
   Two- to Four-Family Residence                  75              7,391,411.40                   6.33
   Condominium Unit                               85              6,820,364.67                   5.84
   Manufactured Housing                           37              2,377,707.93                   2.04
                                          ------------------------------------------------------------
               TOTAL                           1,388           $116,765,123.25                 100.00%

OCCUPANCY STATUS OF MORTGAGE LOAN

                                                                                            PERCENT OF
                                                           STATISTICAL CALCULATION   STATISTICAL CALCULATION
                                             NUMBER OF          DATE AGGREGATE            DATE AGGREGATE
          OCCUPANCY STATUS                MORTGAGE LOANS      PRINCIPAL BALANCE         PRINCIPAL BALANCE
          ----------------                --------------      -----------------         -----------------
Owner Occupied/Primary Residence               1,308           $112,907,672.41                  96.70%
Non-Owner Occupied/Investment Property            80              3,857,450.84                   3.30
                                          ------------------------------------------------------------
               TOTAL                           1,388           $116,765,123.25                 100.00%

PURPOSE OF MORTGAGE LOANS

                                                                                            PERCENT OF
                                                           STATISTICAL CALCULATION   STATISTICAL CALCULATION
                                             NUMBER OF          DATE AGGREGATE            DATE AGGREGATE
             PURPOSE                      MORTGAGE LOANS      PRINCIPAL BALANCE         PRINCIPAL BALANCE
             -------                      --------------      -----------------         -----------------
       Rate/Term Refinance                       288           $ 24,081,609.94                  20.62%
       Cash Out Refinance                        560             44,613,734.07                  38.21
       Purchase                                  540             48,069,779.24                  41.17
                                          ------------------------------------------------------------
               TOTAL                           1,388           $116,765,123.25                 100.00%

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
AAMES MORTGAGE TRUST 1999-2
Class A-F, A-V1 & A-V2 Certificates
$400,000,000 (approximate)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                             ADJUSTABLE RATE GROUP I

CURRENT MORTGAGE RATES

                                                                            PERCENT OF
                                           STATISTICAL CALCULATION   STATISTICAL CALCULATION
RANGE OF MORTGAGE            NUMBER OF          DATE AGGREGATE            DATE AGGREGATE
  INTEREST RATES          MORTGAGE LOANS      PRINCIPAL BALANCE         PRINCIPAL BALANCE
  --------------          --------------      -----------------         -----------------
 5.001% to  5.500%                 1           $     67,900.00                   0.06%
 5.501% to  6.000%                 2                176,625.87                   0.15
 6.001% to  6.500%                 1                 89,323.05                   0.08
 6.501% to  7.000%                 6                824,258.57                   0.71
 7.001% to  7.500%                 5                512,292.80                   0.44
 7.501% to  8.000%                26              3,064,427.36                   2.62
 8.001% to  8.500%                42              4,981,284.65                   4.27
 8.501% to  9.000%                90              9,868,378.27                   8.45
 9.001% to  9.500%               128             13,499,485.02                  11.56
 9.501% to 10.000%               228             20,573,287.98                  17.62
10.001% to 10.500%               205             18,392,643.63                  15.75
10.501% to 11.000%               215             16,209,155.90                  13.88
11.001% to 11.500%                96              7,580,429.46                   6.49
11.501% to 12.000%                87              6,411,407.14                   5.49
12.001% to 12.500%                43              3,129,480.13                   2.68
12.501% to 13.000%                37              2,193,232.35                   1.88
13.001% to 13.500%                49              2,360,451.72                   2.02
13.501% to 14.000%                28              1,871,458.77                   1.60
14.001% to 14.500%                44              2,447,393.46                   2.10
14.501% to 15.000%                39              1,794,791.10                   1.54
15.001% to 15.500%                11                459,116.02                   0.39
15.501% to 16.000%                 4                173,800.00                   0.15
16.001% to 16.500%                 1                 84,500.00                   0.07
                          ------------------------------------------------------------
       TOTAL                   1,388           $116,765,123.25                 100.00%

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
AAMES MORTGAGE TRUST 1999-2
Class A-F, A-V1 & A-V2 Certificates
$400,000,000 (approximate)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                             ADJUSTABLE RATE GROUP I

COMBINED ORIGINAL LOAN-TO-VALUE RATIOS

                                                                           PERCENT OF
  RANGE OF COMBINED                       STATISTICAL CALCULATION   STATISTICAL CALCULATION
      ORIGINAL              NUMBER OF          DATE AGGREGATE            DATE AGGREGATE
LOAN-TO-VALUE RATIOS     MORTGAGE LOANS      PRINCIPAL BALANCE         PRINCIPAL BALANCE
--------------------     --------------      -----------------         -----------------
 15.01%  to  20.00%               1           $     60,000.00                   0.05%
 20.01%  to  25.00%               2                 76,000.00                   0.07
 25.01%  to  30.00%               1                 50,000.00                   0.04
 30.01%  to  35.00%               4                210,430.87                   0.18
 35.01%  to  40.00%               7                253,879.40                   0.22
 40.01%  to  45.00%              11                614,904.68                   0.53
 45.01%  to  50.00%              22              1,124,469.94                   0.96
 50.01%  to  55.00%              18              1,129,194.07                   0.97
 55.01%  to  60.00%              47              3,330,019.60                   2.85
 60.01%  to  65.00%             192             11,428,288.67                   9.79
 65.01%  to  70.00%             140             10,542,089.72                   9.03
 70.01%  to  75.00%             242             19,684,863.94                  16.86
 75.01%  to  80.00%             315             28,129,750.64                  24.09
 80.01%  to  85.00%              95              8,850,157.80                   7.58
 85.01%  to  90.00%             234             25,062,627.12                  21.46
 90.01%  to  95.00%              57              6,218,446.80                   5.33
                         ------------------------------------------------------------
       TOTAL                  1,388           $116,765,123.25                 100.00%

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
AAMES MORTGAGE TRUST 1999-2
Class A-F, A-V1 & A-V2 Certificates
$400,000,000 (approximate)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                             ADJUSTABLE RATE GROUP I

STATE DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                 PERCENT OF
                                                STATISTICAL CALCULATION   STATISTICAL CALCULATION
                                  NUMBER OF          DATE AGGREGATE            DATE AGGREGATE
        STATE                  MORTGAGE LOANS      PRINCIPAL BALANCE         PRINCIPAL BALANCE
        -----                  --------------      -----------------         -----------------
Florida                              173            $ 13,076,347.36                 11.20
California                            78              10,047,096.09                  8.60
Ohio                                 101               6,888,519.54                  5.90
Texas                                 79               6,709,174.51                  5.75
Colorado                              57               6,297,312.00                  5.39
Indiana                               86               5,247,502.65                  4.49
Illinois                              58               4,599,652.80                  3.94
Hawaii                                24               4,469,787.86                  3.83
Michigan                              78               4,396,458.86                  3.77
Washington                            33               4,260,173.94                  3.65
New York                              34               4,145,261.06                  3.55
Kentucky                              60               3,734,969.32                  3.20
Connecticut                           35               3,721,808.42                  3.19
South Carolina                        43               3,258,491.25                  2.79
Minnesota                             31               2,743,208.46                  2.35
Arizona                               30               2,642,973.77                  2.26
Massachusetts                         22               2,626,508.59                  2.25
North Carolina                        35               2,622,759.65                  2.25
Georgia                               25               2,332,218.27                  2.00
Louisiana                             29               1,974,315.92                  1.69
New Jersey                            18               1,964,437.03                  1.68
Pennsylvania                          35               1,933,123.16                  1.66
Maryland                              19               1,818,890.63                  1.56
Nebraska                              25               1,742,881.59                  1.49
Missouri                              33               1,727,054.69                  1.48
Nevada                                14               1,621,584.74                  1.39
Tennessee                             21               1,617,301.99                  1.39
New Mexico                            16               1,595,114.06                  1.37
Wisconsin                             24               1,482,186.92                  1.27
Oregon                                12               1,230,550.05                  1.05
Mississippi                           12                 879,273.94                  0.75
Virginia                              11                 876,923.88                  0.75
Iowa                                  11                 682,066.39                  0.58
Kansas                                 8                 610,328.78                  0.52
Utah                                   4                 340,231.32                  0.29
Rhode Island                           4                 237,436.43                  0.20
New Hampshire                          2                 196,000.00                  0.17
West Virginia                          3                 142,951.39                  0.12
Idaho                                  1                 103,500.00                  0.09
District of Columbia                   1                  63,050.00                  0.05
Delaware                               1                  50,700.00                  0.04
Maine                                  1                  30,000.00                  0.03
Wyoming                                1                  24,995.94                  0.02
                               -----------------------------------------------------------
        TOTAL                      1,388            $116,765,123.25                100.00%

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
AAMES MORTGAGE TRUST 1999-2
Class A-F, A-V1 & A-V2 Certificates
$400,000,000 (approximate)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                             ADJUSTABLE RATE GROUP I

MAXIMUM LOAN RATE

                                                                                  PERCENT OF
                                                 STATISTICAL CALCULATION   STATISTICAL CALCULATION
    RANGE OF MAXIMUM               NUMBER OF          DATE AGGREGATE            DATE AGGREGATE
MORTGAGE INTEREST RATES         MORTGAGE LOANS      PRINCIPAL BALANCE         PRINCIPAL BALANCE
-----------------------         --------------      -----------------         -----------------
  11.001% to 11.500%                     1           $     67,900.00                  0.06%
  11.501% to 12.000%                     2                176,625.87                  0.15
  12.001% to 12.500%                     1                 89,323.05                  0.08
  12.501% to 13.000%                     6                824,258.57                  0.71
  13.001% to 13.500%                     4                317,398.28                  0.27
  13.501% to 14.000%                    23              2,787,178.87                  2.39
  14.001% to 14.500%                    35              4,207,630.67                  3.60
  14.501% to 15.000%                    83              9,025,266.81                  7.73
  15.001% to 15.500%                   117             12,564,507.29                 10.76
  15.501% to 16.000%                   222             19,823,150.22                 16.98
  16.001% to 16.500%                   220             19,909,721.33                 17.05
  16.501% to 17.000%                   221             17,447,406.42                 14.94
  17.001% to 17.500%                    99              7,905,564.09                  6.77
  17.501% to 18.000%                    92              6,690,459.18                  5.73
  18.001% to 18.500%                    42              3,104,466.94                  2.66
  18.501% to 19.000%                    39              2,291,292.59                  1.96
  19.001% to 19.500%                    51              2,493,593.37                  2.14
  19.501% to 20.000%                    29              2,001,024.43                  1.71
  20.001% to 20.500%                    44              2,314,723.93                  1.98
  20.501% to 21.000%                    40              1,830,715.32                  1.57
  21.001% to 21.500%                    12                634,616.02                  0.54
  21.501% to 22.000%                     4                173,800.00                  0.15
  22.001% to 22.500%                     1                 84,500.00                  0.07
                                -----------------------------------------------------------
        TOTAL                        1,388           $116,765,123.25                100.00%

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
AAMES MORTGAGE TRUST 1999-2
Class A-F, A-V1 & A-V2 Certificates
$400,000,000 (approximate)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                             ADJUSTABLE RATE GROUP I

MINIMUM LOAN RATE

                                                                               PERCENT OF
                                              STATISTICAL CALCULATION   STATISTICAL CALCULATION
   RANGE OF MINIMUM             NUMBER OF          DATE AGGREGATE            DATE AGGREGATE
MORTGAGE INTEREST RATES      MORTGAGE LOANS      PRINCIPAL BALANCE         PRINCIPAL BALANCE
-----------------------      --------------      -----------------         -----------------
   5.001% to  5.500%                  1           $     67,900.00                  0.06%
   5.501% to  6.000%                  2                176,625.87                  0.15
   6.001% to  6.500%                  1                 89,323.05                  0.08
   6.501% to  7.000%                  6                824,258.57                  0.71
   7.001% to  7.500%                  5                512,292.80                  0.44
   7.501% to  8.000%                 26              3,064,427.36                  2.62
   8.001% to  8.500%                 42              4,981,284.65                  4.27
   8.501% to  9.000%                 90              9,868,378.27                  8.45
   9.001% to  9.500%                129             13,589,130.05                 11.64
   9.501% to 10.000%                228             20,573,287.98                 17.62
  10.001% to 10.500%                205             18,392,643.63                 15.75
  10.501% to 11.000%                214             16,119,510.87                 13.81
  11.001% to 11.500%                 96              7,580,429.46                  6.49
  11.501% to 12.000%                 87              6,411,407.14                  5.49
  12.001% to 12.500%                 43              3,129,480.13                  2.68
  12.501% to 13.000%                 37              2,193,232.35                  1.88
  13.001% to 13.500%                 49              2,360,451.72                  2.02
  13.501% to 14.000%                 28              1,871,458.77                  1.60
  14.001% to 14.500%                 44              2,447,393.46                  2.10
  14.501% to 15.000%                 39              1,794,791.10                  1.54
  15.001% to 15.500%                 11                459,116.02                  0.39
  15.501% to 16.000%                  4                173,800.00                  0.15
  16.001% to 16.500%                  1                 84,500.00                  0.07
                             -----------------------------------------------------------
         TOTAL                    1,388           $116,765,123.25                100.00%

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
AAMES MORTGAGE TRUST 1999-2
Class A-F, A-V1 & A-V2 Certificates
$400,000,000 (approximate)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                             ADJUSTABLE RATE GROUP I

GROSS MARGINS

                                                                         PERCENT OF
                                        STATISTICAL CALCULATION   STATISTICAL CALCULATION
     RANGE OF             NUMBER OF          DATE AGGREGATE            DATE AGGREGATE
  GROSS MARGINS        MORTGAGE LOANS      PRINCIPAL BALANCE         PRINCIPAL BALANCE
  -------------        --------------      -----------------         -----------------
2.501% to 3.000%               2            $    197,948.92                  0.17%
3.001% to 3.500%               2                 218,367.41                  0.19
3.501% to 4.000%               2                  75,250.00                  0.06
4.001% to 4.500%               2                 243,356.85                  0.21
4.501% to 5.000%             185              18,713,548.37                 16.03
5.001% to 5.500%             265              27,498,670.18                 23.55
5.501% to 6.000%             374              31,121,871.41                 26.65
6.001% to 6.500%              95               9,047,179.48                  7.75
6.501% to 7.000%             342              22,236,704.52                 19.04
7.001% to 7.500%              98               6,014,885.62                  5.15
7.501% to 8.000%              13                 854,830.00                  0.73
8.001% to 8.500%               3                 196,381.70                  0.17
8.501% to 9.000%               3                 146,200.00                  0.13
9.001% to 9.500%               2                 199,928.79                  0.17
                       -----------------------------------------------------------
      TOTAL                1,388            $116,765,123.25                100.00%

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
AAMES MORTGAGE TRUST 1999-2
Class A-F, A-V1 & A-V2 Certificates
$400,000,000 (approximate)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                             ADJUSTABLE RATE GROUP I

NEXT RATE ADJUSTMENT DATES

                                                                       PERCENT OF
                                      STATISTICAL CALCULATION   STATISTICAL CALCULATION
    NEXT RATE           NUMBER OF          DATE AGGREGATE            DATE AGGREGATE
ADJUSTMENT DATE      MORTGAGE LOANS      PRINCIPAL BALANCE         PRINCIPAL BALANCE
---------------      --------------      -----------------         -----------------
    01/01/00                 9            $  1,012,462.71                 0.87%
    02/01/00                12               1,109,588.49                 0.95
    03/01/00                15               1,519,539.05                 1.30
    04/01/00                17               1,488,700.00                 1.27
    05/01/00                 1                 129,482.00                 0.11
    11/01/00                 1                 110,239.88                 0.09
    12/01/00                 1                 103,674.65                 0.09
    01/01/01                 1                  94,762.86                 0.08
    02/01/01                 1                 131,622.94                 0.11
    03/01/01                 2                 134,475.68                 0.12
    06/01/01                 7                 718,391.61                 0.62
    07/01/01                78               6,960,354.85                 5.96
    08/01/01               218              17,113,270.31                14.66
    09/01/01               413              35,920,940.78                30.76
    10/01/01               366              29,720,989.93                25.45
    11/01/01                 5                 649,580.00                 0.56
    05/01/02                 1                 233,811.77                 0.20
    07/01/02                 2                 161,877.54                 0.14
    08/01/02                15               1,232,971.87                 1.06
    09/01/02                63               5,727,209.93                 4.90
    10/01/02               160              12,491,176.40                10.70
                     ----------------------------------------------------------
      TOTAL              1,388            $116,765,123.25               100.00%

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
AAMES MORTGAGE TRUST 1999-2
Class A-F, A-V1 & A-V2 Certificates
$400,000,000 (approximate)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                            ADJUSTABLE RATE GROUP II

SUMMARY
                                                                   TOTAL      MINIMUM      MAXIMUM
--------------------------------------------------------------------------------------------------
Statistical Calculation Date Aggregate Principal Balance   10,558,082.92
Number of Loans                                                       35
Average Original Loan Balance                                 301,721.43   242,000.00   409,500.00
Average Current Loan Balance                                  301,659.51   242,000.00   409,500.00
Weighted Average Combined Original LTV                            78.41%       56.45%       95.00%
Weighted Average Gross Coupon                                     9.797%       7.990%      11.990%
Weighted Average Remaining Term to Maturity (months)                 360          358          360
Weighted Average Original Term to Maturity (months)                  360          360          360
Weighted Average Gross Margin                                     5.859%       4.500%       7.750%
Weighted Average Gross Lifetime Cap                              15.828%      13.990%      17.990%
Weighted Average Periodic Cap                                     1.015%       1.000%       1.500%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                                     PERCENT OF STATISTICAL
                                                                        CALCULATION DATE
                                      RANGE                            PRINCIPAL BALANCE
                                      -----                            -----------------
Fully Amortizing Loans                                                        100.00%

Product Type                          2/28 LIBOR                               77.60%
                                      3/27 LIBOR                               14.46%
                                      6 Month LIBOR                             7.94%

Lien Position                         First                                   100.00%

Property Type                         Single Family Residence                 100.00%

Occupancy Status                      Owner Occupied                          100.00%

Geographic Distribution               California                               34.88%
(5% or greater)                       Texas                                     9.08%
                                      Washington                                8.71%
                                      Florida                                   5.91%
                                      Colorado                                  5.46%

Largest Zip Code Concentration        77069                                     3.88%

Delinquency                           30 - 59 days                              0.00%
--------------------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
AAMES MORTGAGE TRUST 1999-2
Class A-F, A-V1 & A-V2 Certificates
$400,000,000 (approximate)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                            ADJUSTABLE RATE GROUP II


CURRENT MORTGAGE LOAN PRINCIPAL BALANCES

                                                                                          PERCENT OF
     RANGE OF STATISTICAL                                STATISTICAL CALCULATION   STATISTICAL CALCULATION
       CALCULATION DATE                    NUMBER OF          DATE AGGREGATE            DATE AGGREGATE
      PRINCIPAL BALANCES                MORTGAGE LOANS      PRINCIPAL BALANCE         PRINCIPAL BALANCE
      ------------------                --------------      -----------------         -----------------
$200,000.01  to  $250,000.00                   2             $    487,479.37                   4.62%
$250,000.01  to  $300,000.00                  17                4,637,200.14                  43.92
$300,000.01  to  $350,000.00                  13                4,282,903.41                  40.57
$350,000.01  to  $400,000.00                   2                  741,000.00                   7.02
$400,000.01  to  $450,000.00                   1                  409,500.00                   3.88
                                        ------------------------------------------------------------
           TOTAL                              35             $ 10,558,082.92                 100.00%

ORIGINAL TERMS TO MATURITY

                                                                                          PERCENT OF
         RANGE OF                                        STATISTICAL CALCULATION   STATISTICAL CALCULATION
     ORIGINAL TERMS TO                     NUMBER OF          DATE AGGREGATE            DATE AGGREGATE
     MATURITY (MONTHS)                  MORTGAGE LOANS      PRINCIPAL BALANCE         PRINCIPAL BALANCE
     -----------------                  --------------      -----------------         -----------------
         349 to 360                           35             $ 10,558,082.92                 100.00%
                                        ------------------------------------------------------------
           TOTAL                              35             $ 10,558,082.92                 100.00%

REMAINING TERMS TO MATURITY

                                                                                          PERCENT OF
          RANGE OF                                       STATISTICAL CALCULATION   STATISTICAL CALCULATION
     REMAINING TERMS TO                    NUMBER OF          DATE AGGREGATE            DATE AGGREGATE
      MATURITY (MONTHS)                 MORTGAGE LOANS      PRINCIPAL BALANCE         PRINCIPAL BALANCE
      -----------------                 --------------      -----------------         -----------------
         349 to 360                           35             $ 10,558,082.92                 100.00%
                                        ------------------------------------------------------------
           TOTAL                              35             $ 10,558,082.92                 100.00%

TYPE OF MORTGAGED PROPERTIES

                                                                                          PERCENT OF
                                                         STATISTICAL CALCULATION   STATISTICAL CALCULATION
                                           NUMBER OF          DATE AGGREGATE            DATE AGGREGATE
       PROPERTY TYPE                    MORTGAGE LOANS      PRINCIPAL BALANCE         PRINCIPAL BALANCE
       -------------                    --------------      -----------------         -----------------
 Single Family Residence                      35             $ 10,558,082.92                 100.00%
                                        ------------------------------------------------------------
           TOTAL                              35             $ 10,558,082.92                 100.00%

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
AAMES MORTGAGE TRUST 1999-2
Class A-F, A-V1 & A-V2 Certificates
$400,000,000 (approximate)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                            ADJUSTABLE RATE GROUP II

OCCUPANCY STATUS OF MORTGAGE LOAN

                                                                                      PERCENT OF
                                                     STATISTICAL CALCULATION   STATISTICAL CALCULATION
                                       NUMBER OF          DATE AGGREGATE            DATE AGGREGATE
         OCCUPANCY STATUS           MORTGAGE LOANS      PRINCIPAL BALANCE         PRINCIPAL BALANCE
         ----------------           --------------      -----------------         -----------------
Owner Occupied/Primary Residence         35              $ 10,558,082.92                 100.00%
                                    ------------------------------------------------------------
              TOTAL                      35              $ 10,558,082.92                 100.00%

PURPOSE OF MORTGAGE LOANS

                                                                                      PERCENT OF
                                                     STATISTICAL CALCULATION   STATISTICAL CALCULATION
                                       NUMBER OF          DATE AGGREGATE            DATE AGGREGATE
              PURPOSE               MORTGAGE LOANS      PRINCIPAL BALANCE         PRINCIPAL BALANCE
              -------               --------------      -----------------         -----------------
       Rate/Term Refinance                5              $  1,588,000.00                  15.04%
       Cash Out Refinance                20                 5,865,671.19                  55.56
       Purchase                          10                 3,104,411.73                  29.40
                                    ------------------------------------------------------------
               TOTAL                     35              $ 10,558,082.92                 100.00%

CURRENT MORTGAGE RATES

                                                                                      PERCENT OF
                                                     STATISTICAL CALCULATION   STATISTICAL CALCULATION
          RANGE OF MORTGAGE            NUMBER OF          DATE AGGREGATE            DATE AGGREGATE
            INTEREST RATES          MORTGAGE LOANS      PRINCIPAL BALANCE         PRINCIPAL BALANCE
            --------------          --------------      -----------------         -----------------
          7.501% to  8.000%               1              $    323,000.00                   3.06%
          8.001% to  8.500%               2                   697,500.00                   6.61
          8.501% to  9.000%               7                 2,079,204.66                  19.69
          9.001% to  9.500%               4                 1,047,250.00                   9.92
          9.501% to 10.000%               8                 2,462,082.55                  23.32
         10.001% to 10.500%               3                 1,002,350.00                   9.49
         10.501% to 11.000%               7                 2,106,183.75                  19.95
         11.001% to 11.500%               1                   260,000.00                   2.46
         11.501% to 12.000%               2                   580,511.96                   5.50
                                    ------------------------------------------------------------
                TOTAL                    35              $ 10,558,082.92                 100.00%

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
AAMES MORTGAGE TRUST 1999-2
Class A-F, A-V1 & A-V2 Certificates
$400,000,000 (approximate)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                            ADJUSTABLE RATE GROUP II

COMBINED ORIGINAL LOAN-TO-VALUE RATIOS

                                                                                PERCENT OF
                                               STATISTICAL CALCULATION   STATISTICAL CALCULATION
RANGE OF COMBINED ORIGINAL       NUMBER OF          DATE AGGREGATE            DATE AGGREGATE
   LOAN-TO-VALUE RATIOS       MORTGAGE LOANS      PRINCIPAL BALANCE         PRINCIPAL BALANCE
   --------------------       --------------      -----------------         -----------------
     55.01% to 60.00%               1              $    350,000.00                   3.31%
     60.01% to 65.00%               1                   306,911.96                   2.91
     65.01% to 70.00%               5                 1,594,095.70                  15.10
     70.01% to 75.00%               9                 2,509,447.86                  23.77
     75.01% to 80.00%               7                 2,212,262.94                  20.95
     80.01% to 85.00%               5                 1,559,750.00                  14.77
     85.01% to 90.00%               6                 1,764,364.46                  16.71
     90.01% to 95.00%               1                   261,250.00                   2.47
                              ------------------------------------------------------------
          TOTAL                    35              $ 10,558,082.92                 100.00%

STATE DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                PERCENT OF
                                               STATISTICAL CALCULATION   STATISTICAL CALCULATION
                                 NUMBER OF          DATE AGGREGATE            DATE AGGREGATE
           STATE              MORTGAGE LOANS      PRINCIPAL BALANCE         PRINCIPAL BALANCE
           -----              --------------      -----------------         -----------------
California                         12              $  3,682,278.44                  34.88
Texas                               3                   958,500.00                   9.08
Washington                          3                   919,095.70                   8.71
Florida                             2                   623,600.00                   5.91
Colorado                            2                   575,944.58                   5.46
Utah                                1                   350,000.00                   3.31
Indiana                             1                   336,350.36                   3.19
Connecticut                         1                   335,700.00                   3.18
Arizona                             1                   331,500.00                   3.14
New York                            1                   315,000.00                   2.98
Tennessee                           1                   296,861.73                   2.81
Rhode Island                        1                   292,000.00                   2.77
New Jersey                          1                   265,600.00                   2.52
South Carolina                      1                   262,500.00                   2.49
Oregon                              1                   261,250.00                   2.47
Nebraska                            1                   255,000.00                   2.42
North Carolina                      1                   254,902.11                   2.41
Nevada                              1                   242,000.00                   2.29
                              ------------------------------------------------------------
      TOTAL                        35              $ 10,558,082.92                 100.00%

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
AAMES MORTGAGE TRUST 1999-2
Class A-F, A-V1 & A-V2 Certificates
$400,000,000 (approximate)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                            ADJUSTABLE RATE GROUP II

MAXIMUM LOAN RATE

                                                                              PERCENT OF
                                             STATISTICAL CALCULATION   STATISTICAL CALCULATION
   RANGE OF MAXIMUM            NUMBER OF          DATE AGGREGATE            DATE AGGREGATE
MORTGAGE INTEREST RATES     MORTGAGE LOANS      PRINCIPAL BALANCE         PRINCIPAL BALANCE
-----------------------     --------------      -----------------         -----------------
  13.501% to 14.000%              1              $    323,000.00                  3.06%
  14.001% to 14.500%              2                   697,500.00                   6.61
  14.501% to 15.000%              7                 2,079,204.66                  19.69
  15.001% to 15.500%              4                 1,047,250.00                   9.92
  15.501% to 16.000%              8                 2,462,082.55                  23.32
  16.001% to 16.500%              2                   675,100.00                   6.39
  16.501% to 17.000%              7                 2,106,183.75                  19.95
  17.001% to 17.500%              2                   587,250.00                   5.56
  17.501% to 18.000%              2                   580,511.96                   5.50
                            ------------------------------------------------------------
         TOTAL                   35              $ 10,558,082.92                100.00%

MINIMUM LOAN RATE

                                                                              PERCENT OF
                                             STATISTICAL CALCULATION   STATISTICAL CALCULATION
   RANGE OF MINIMUM            NUMBER OF          DATE AGGREGATE            DATE AGGREGATE
MORTGAGE INTEREST RATES     MORTGAGE LOANS      PRINCIPAL BALANCE         PRINCIPAL BALANCE
-----------------------     --------------      -----------------         -----------------
   7.501% to  8.000%              1              $    323,000.00                  3.06%
   8.001% to  8.500%              2                   697,500.00                   6.61
   8.501% to  9.000%              7                 2,079,204.66                  19.69
   9.001% to  9.500%              4                 1,047,250.00                   9.92
   9.501% to 10.000%              8                 2,462,082.55                  23.32
  10.001% to 10.500%              3                 1,002,350.00                   9.49
  10.501% to 11.000%              7                 2,106,183.75                  19.95
  11.001% to 11.500%              1                   260,000.00                   2.46
  11.501% to 12.000%              2                   580,511.96                   5.50
                            ------------------------------------------------------------
         TOTAL                   35              $ 10,558,082.92                100.00%

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
AAMES MORTGAGE TRUST 1999-2
Class A-F, A-V1 & A-V2 Certificates
$400,000,000 (approximate)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                            ADJUSTABLE RATE GROUP II

GROSS MARGINS

                                                                          PERCENT OF
                                         STATISTICAL CALCULATION   STATISTICAL CALCULATION
    RANGE OF               NUMBER OF          DATE AGGREGATE            DATE AGGREGATE
  GROSS MARGINS         MORTGAGE LOANS      PRINCIPAL BALANCE         PRINCIPAL BALANCE
  -------------         --------------      -----------------         -----------------
4.001% to 4.500%              1              $    256,541.72                   2.43%
4.501% to 5.000%              5                 1,551,361.73                  14.69
5.001% to 5.500%              8                 2,439,582.00                  23.11
5.501% to 6.000%             10                 2,815,894.42                  26.67
6.001% to 6.500%              5                 1,591,500.00                  15.07
6.501% to 7.000%              3                   931,291.09                   8.82
7.001% to 7.500%              2                   665,000.00                   6.30
7.501% to 8.000%              1                   306,911.96                   2.91
                             ---------------------------------------------------------
      TOTAL                  35              $ 10,558,082.92                 100.00%

NEXT RATE ADJUSTMENT DATES

                                                                          PERCENT OF
                                         STATISTICAL CALCULATION   STATISTICAL CALCULATION
   NEXT RATE               NUMBER OF          DATE AGGREGATE            DATE AGGREGATE
ADJUSTMENT DATE         MORTGAGE LOANS      PRINCIPAL BALANCE         PRINCIPAL BALANCE
---------------         --------------      -----------------         -----------------
    01/01/00                  1              $    256,541.72                   2.43%
    02/01/00                  1                   283,662.94                   2.69
    03/01/00                  1                   298,000.00                   2.82
    07/01/01                  3                   846,856.71                   8.02
    08/01/01                  4                 1,288,719.44                  12.21
    09/01/01                 12                 3,602,502.11                  34.12
    10/01/01                  8                 2,455,200.00                  23.25
    09/01/02                  1                   409,500.00                   3.88
    10/01/02                  4                 1,117,100.00                  10.58
                             ---------------------------------------------------------
      TOTAL                  35              $ 10,558,082.92                 100.00%

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
AAMES MORTGAGE TRUST 1999-2
Class A-F, A-V1 & A-V2 Certificates
$400,000,000 (approximate)
--------------------------------------------------------------------------------

                                                      BOND SUMMARY (TO CALL)

A-F (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
FIX; PPC                      0%         50%         75%         100%        120%        150%        175%        200%        250%
ARM; CPR                      0%          5%         15%          25%        27%         30%          35%        45%         60%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 99.99929             7.662      7.634       7.617        7.598      7.584       7.564        7.545      7.524       7.483
Average Life (yrs.)          18.43       7.39        5.10        3.84        3.27        2.67        2.29        1.97        1.54
Modified Duration (yrs.)     8.82        4.77        3.73        3.02        2.64        2.23        1.96        1.72        1.38
First Principal
  Payment Date            12/15/1999  12/15/1999  12/15/1999  12/15/1999  12/15/1999  12/15/1999  12/15/1999  12/15/1999  12/15/1999
Last Principal
  Payment Date            10/15/2028  10/15/2022  12/15/2012  12/15/2008  09/15/2007  05/15/2006  05/15/2005  04/15/2004  02/15/2003
Payment Windows (mos.)        347        275         157          109         94          78          66          53          39

A-V1 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
FIX; PPC                      0%         50%         75%         100%        120%        150%        175%        200%        250%
ARM; CPR                      0%          5%         15%          25%        27%         30%          35%        45%         60%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000              6.019      6.019       6.019        6.019      6.019       6.019        6.019      6.019       6.020
Average Life (yrs.)          21.06      11.40        4.94        3.00        2.72        2.37        1.98        1.47        0.99
Modified Duration (yrs.)     11.04       7.14        3.81        2.51        2.31        2.06        1.75        1.33        0.92
First Principal
  Payment Date            12/15/1999  12/15/1999  12/15/1999  12/15/1999  12/15/1999  12/15/1999  12/15/1999  12/15/1999  12/15/1999
Last Principal
  Payment Date            10/15/2028  10/15/2022  12/15/2012  12/15/2008  09/15/2007  05/15/2006  05/15/2005  04/15/2004  02/15/2003
Payment Windows (mos.)        347        275         157          109         94          78          66          53          39

A-V2 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
FIX; PPC                      0%         50%         75%         100%        120%        150%        175%        200%        250%
ARM; CPR                      0%          5%         15%          25%        27%         30%          35%        45%         60%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000              6.019      6.019       6.019        6.019      6.019       6.019        6.019      6.019       6.020
Average Life (yrs.)          21.12      11.43        4.94        3.00        2.72        2.38        1.99        1.48        1.00
Modified Duration (yrs.)     11.06       7.15        3.82        2.52        2.32        2.06        1.76        1.34        0.93
First Principal
  Payment Date            12/15/1999  12/15/1999  12/15/1999  12/15/1999  12/15/1999  12/15/1999  12/15/1999  12/15/1999  12/15/1999
Last Principal
  Payment Date            10/15/2028  10/15/2022  12/15/2012  12/15/2008  09/15/2007  05/15/2006  05/15/2005  04/15/2004  02/15/2003
Payment Windows (mos.)        347        275         157          109         94          78          66          53          39

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
AAMES MORTGAGE TRUST 1999-2
Class A-F, A-V1 & A-V2 Certificates
$400,000,000 (approximate)
--------------------------------------------------------------------------------

                                                    BOND SUMMARY (TO MATURITY)

A-F (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
FIX; PPC                      0%         50%         75%         100%        120%        150%        175%        200%        250%
ARM; CPR                      0%          5%         15%          25%        27%         30%          35%        45%         60%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 99.99929             7.662      7.634       7.619        7.603      7.590       7.570        7.553      7.536       7.499
Average Life (yrs.)          18.47       7.48        5.46        4.24        3.58        2.89        2.48        2.16        1.71
Modified Duration (yrs.)     8.83        4.79        3.83        3.17        2.78        2.34        2.06        1.84        1.49
First Principal
  Payment Date            12/15/1999  12/15/1999  12/15/1999  12/15/1999  12/15/1999  12/15/1999  12/15/1999  12/15/1999  12/15/1999
Last Principal
  Payment Date            10/15/2029  08/15/2028  07/15/2025  12/15/2020  10/15/2017  02/15/2014  01/15/2012  04/15/2010  10/15/2007
Payment Windows (mos.)        359        345         308          253        215         171          146        125          95

A-V1 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
FIX; PPC                      0%         50%         75%         100%        120%        150%        175%        200%        250%
ARM; CPR                      0%          5%         15%          25%        27%         30%          35%        45%         60%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000              6.020      6.027       6.038        6.034      6.039       6.045        6.046      6.040       6.034
Average Life (yrs.)          21.12      11.98        5.37        3.17        2.91        2.58        2.15        1.56        1.03
Modified Duration (yrs.)     11.05       7.27        3.98        2.60        2.42        2.18        1.86        1.39        0.95
First Principal
  Payment Date            12/15/1999  12/15/1999  12/15/1999  12/15/1999  12/15/1999  12/15/1999  12/15/1999  12/15/1999  12/15/1999
Last Principal
  Payment Date            11/15/2029  09/15/2029  03/15/2026  06/15/2017  02/15/2016  05/15/2014  12/15/2011  09/15/2008  08/15/2005
Payment Windows (mos.)        360        358         316          211        195         174          145        106          69

A-V2 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
FIX; PPC                      0%         50%         75%         100%        120%        150%        175%        200%        250%
ARM; CPR                      0%          5%         15%          25%        27%         30%          35%        45%         60%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000              6.020      6.028       6.038        6.034      6.039       6.045        6.046      6.040       6.034
Average Life (yrs.)          21.18      12.01        5.37        3.17        2.91        2.58        2.16        1.57        1.04
Modified Duration (yrs.)     11.07       7.28        3.98        2.60        2.42        2.19        1.86        1.40        0.96
First Principal
  Payment Date            12/15/1999  12/15/1999  12/15/1999  12/15/1999  12/15/1999  12/15/1999  12/15/1999  12/15/1999  12/15/1999
Last Principal
  Payment Date            11/15/2029  09/15/2029  03/15/2026  07/15/2017  02/15/2016  05/15/2014  12/15/2011  09/15/2008  08/15/2005
Payment Windows (mos.)        360        358         316          212        195         174          145        106          69

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
AAMES MORTGAGE TRUST 1999-2
Class A-F, A-V1 & A-V2 Certificates
$400,000,000 (approximate)
--------------------------------------------------------------------------------

                   ADJUSTABLE RATE GROUP I AVAILABLE FUNDS CAP
                   -------------------------------------------

PERIOD     SCENARIO I     SCENARIO II     PERIOD     SCENARIO I     SCENARIO II
------     ----------     -----------     ------     ----------     -----------
     1           9.17            9.17         38          10.39           13.37
     2           9.17            9.17         39          10.39           13.37
     3           9.18            9.17         40          10.39           13.39
     4           9.18            9.17         41          10.39           13.39
     5           9.18            9.17         42          10.39           13.66
     6           9.22            9.22         43          10.39           14.00
     7           9.22            9.22         44          10.39           14.00
     8           9.22            9.22         45          10.39           14.00
     9           9.23            9.22         46          10.39           14.00
    10           9.23            9.22         47          10.39           14.00
    11           9.23            9.22         48          10.39           14.00
    12           9.27            9.26         49          10.39           14.00
    13           8.78            8.77         50          10.39           14.00
    14           8.78            8.77         51          10.39           14.00
    15           8.78            8.77         52          10.39           14.00
    16           8.78            8.77         53          10.39           14.00
    17           8.78            8.77         54          10.39           14.00
    18           8.81            8.82         55          10.39           14.00
    19           8.81            8.83         56          10.39           14.00
    20           8.81            8.83         57          10.39           14.00
    21           8.81            8.83         58          10.39           14.00
    22           8.85            8.89         59          10.39           14.00
    23           8.85            8.89         60          10.39           14.00
    24           9.25            9.70         61          10.39           14.00
    25          10.12           11.17         62          10.39           14.00
    26          10.12           11.17         63          10.39           14.00
    27          10.12           11.17         64          10.39           14.00
    28          10.13           11.20         65          10.39           14.00
    29          10.13           11.20         66          10.39           14.00
    30          10.13           11.51         67          10.39           14.00
    31          10.13           12.02         68          10.39           14.00
    32          10.13           12.02         69          10.39           14.00
    33          10.13           12.02         70          10.39           14.00
    34          10.13           12.05         71          10.39           14.00
    35          10.13           12.05         72          10.39           14.00
    36          10.13           12.36         73          10.39           14.00
    37          10.39           13.36         74          10.39           14.00

* SCENARIO I is achieved assuming 1 month LIBOR stays constant at 5.410% and 6 month LIBOR stays constant at 6.124%; run at the pricing speed to call.

** SCENARIO II is achieved assuming that both 1 month LIBOR and 6 month LIBOR stay constant at 25%; run at the pricing speed to call.

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
AAMES MORTGAGE TRUST 1999-2
Class A-F, A-V1 & A-V2 Certificates
$400,000,000 (approximate)
--------------------------------------------------------------------------------

                  ADJUSTABLE RATE GROUP II AVAILABLE FUNDS CAP
                  --------------------------------------------

PERIOD     SCENARIO I     SCENARIO II     PERIOD     SCENARIO I     SCENARIO II
------     ----------     -----------     ------     ----------     -----------
     1           8.62            8.62         38          10.32           12.93
     2           8.62            8.62         39          10.32           12.93
     3           8.62            8.62         40          10.33           12.93
     4           8.62            8.62         41          10.33           12.93
     5           8.64            8.64         42          10.33           13.19
     6           8.70            8.70         43          10.33           13.87
     7           8.70            8.70         44          10.33           13.87
     8           8.70            8.70         45          10.33           13.87
     9           8.70            8.70         46          10.33           13.87
    10           8.70            8.70         47          10.33           13.87
    11           8.73            8.72         48          10.33           13.87
    12           8.78            8.78         49          10.33           14.00
    13           8.28            8.28         50          10.33           14.00
    14           8.28            8.28         51          10.33           14.00
    15           8.28            8.28         52          10.33           14.00
    16           8.28            8.28         53          10.33           14.00
    17           8.29            8.30         54          10.33           14.00
    18           8.32            8.36         55          10.33           14.00
    19           8.32            8.36         56          10.33           14.00
    20           8.32            8.36         57          10.33           14.00
    21           8.32            8.36         58          10.33           14.00
    22           8.32            8.36         59          10.33           14.00
    23           8.33            8.38         60          10.33           14.00
    24           8.85            9.22         61          10.33           14.00
    25          10.04           10.77         62          10.33           14.00
    26          10.04           10.77         63          10.33           14.00
    27          10.04           10.77         64          10.33           14.00
    28          10.04           10.77         65          10.33           14.00
    29          10.05           10.79         66          10.33           14.00
    30          10.05           11.11         67          10.33           14.00
    31          10.05           11.63         68          10.33           14.00
    32          10.05           11.63         69          10.33           14.00
    33          10.05           11.63         70          10.33           14.00
    34          10.05           11.63         71          10.33           14.00
    35          10.05           11.66         72          10.33           14.00
    36          10.04           11.97         73          10.33           14.00
    37          10.32           12.92         74          10.33           14.00

* SCENARIO I is achieved assuming 1 month LIBOR stays constant at 5.410% and 6 month LIBOR stays constant at 6.124%; run at the pricing speed to call.

** SCENARIO II is achieved assuming that both 1 month LIBOR and 6 month LIBOR stay constant at 25%; run at the pricing speed to call.

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.